Fixed assets	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Fixed assets	Fixed assets
Fixed assets consist of the following:

	December 31
	2020	2019
Furniture and equipment	$7,948	$7,021
Computer equipment	3,092	1,557
Leasehold improvements	3,264	3,152
Software	3,827	2,851
Internally developed software	17,343	4,261
Total fixed assets, gross	$35,474	$18,841
Accumulated depreciation and amortization	(13,813)	(11,254)
Total fixed assets, net	$21,661	$7,587
Depreciation and amortization on fixed assets was $3.5 million and $1.0 million for the years ended December 31, 2020 and 2019, respectively. There was no depreciation or amortization expense on fixed assets for the year ended December 31, 2018.
The following table reflects the composition of net gains or losses for the sales of fixed assets for each of the years shown below:

	Year ended December 31
	2020	2019	2018
Gains (losses):
Fixed assets:
Gains	$259	$—	$—
Losses	(128)	(71)	—
Total net gains (losses)	$131	$(71)	$—
Within each respective period, internally developed software and acquired software consist of the following:

	Year ended December 31
	2020	2019
Internally developed software	$13,082	$4,261
Accumulated amortization	(1,888)	—
Internally developed software, net	$11,194	$4,261
Acquired software	1,470	2,851
Accumulated amortization	(16)	(2,352)
Acquired software, net	$1,453	$499
Amortization expense on internally developed software was $1.9 million for the year ended December 31, 2020. There was no amortization expense on internally developed software for the years ended December 31, 2019 and 2018. Amortization expense for internally developed software owned at December 31, 2020 is expected to be $3.5 million per year for the years ended December 31, 2021 through December 31, 2024, and $1.6 million for the year ended December 31, 2025. Unamortized internally developed software development costs as of December 31, 2020 and 2019 are included in fixed assets, net on the consolidated balance sheets.